                                                                   EXHIBIT 10.21

                   AMENDED AND RESTATED TAX SHARING AGREEMENT

      THIS AMENDED AND RESTATED TAX SHARING AGREEMENT (the "Agreement") entered into as of March 30, 2006, by and among MACANDREWS & FORBES HOLDINGS INC., a
Delaware corporation ("Parent"), PANAVISION INC., a Delaware corporation
("Panavision"), the Subsidiaries (as hereinafter defined) of Panavision that are signatories hereto and any entities that become parties hereto pursuant to
Paragraph 19 hereof. Parent and its Subsidiaries are hereinafter sometimes referred to as the "Parent Group," and Panavision and its Subsidiaries are
hereinafter sometimes referred to as the "Panavision Group."

      WHEREAS, Panavision is an indirect Subsidiary of Parent;

      WHEREAS, Parent, Panavision, and Subsidiaries of Panavision entered into a
Tax Sharing Agreement dated February 1, 1999 (the "Prior Agreement");

      WHEREAS, Parent and the Panavision Group desire, to the extent permitted by the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder (the "Treasury Regulations"), that the
Panavision Group be included in the filing of consolidated federal income tax returns on behalf of the Parent Group;

      WHEREAS, Parent and the Panavision Group desire that the Panavision Group participate, to the extent permitted by applicable state, local or foreign law, in combined state, local or foreign income tax returns (which shall be deemed for all purposes of this Agreement to include any consolidated state, local or foreign tax return) if so requested by Parent or any Subsidiary of Parent (other than Panavision or any Subsidiary of Panavision);

      WHEREAS, Parent and the Panavision Group wish to allocate and settle among themselves in an equitable manner the consolidated federal and combined state, local or foreign income tax liability of the Panavision Group for Taxable
Periods governed by this Agreement; and

      WHEREAS, the Panavision Group desires to be indemnified by Parent with respect to certain tax liabilities, and Parent is willing to so indemnify the
Panavision Group.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

      1.    Definitions.

      For purposes of this Agreement, the following terms shall be defined as follows:

      (a)   "Taxable Period" shall mean any taxable year or portion thereof ending

after the effective date of the Prior Agreement hereof during which Panavision is a Subsidiary of Parent, and with respect to which a consolidated federal income tax return that includes Panavision is properly filed on behalf of the
Parent Group or (in the case of any combined state, local or foreign return) any such taxable year or portion thereof with respect to which a combined state, local or foreign income tax return is filed by Parent or any Subsidiary of
Parent (other than Panavision or any subsidiary of Panavision) that includes
Panavision or any subsidiary of Panavision.

      (b)   "Panavision Group's Federal Taxable Income" for a Taxable Period
shall mean the federal taxable income (including, for all purposes of this
Agreement, alternative minimum taxable income) for such Taxable Period that the
Panavision Group would have reported if it had not been included in the consolidated federal income tax return filed for the Parent Group with respect to such Taxable Period but instead had filed its own consolidated return for such Taxable Period; provided, however, that in computing such taxable income, the Panavision Group shall not take into account any amounts paid or payable by
Panavision to Parent under Paragraphs 2 or 5 hereof with respect to federal taxes or by Parent to Panavision under Paragraphs 2, 5 or 7 hereof with respect to federal taxes. In computing such taxable income, the Panavision Group shall be entitled to take into account deductions and credits attributable to the carryover or carryback of any losses or credits of Panavision or any Subsidiary of Panavision, but only after taking into account any limitations on the use of such losses and credits imposed pursuant to Sections 55, 172, 382, 383, 384, 904 or 1212 of the Code or by Treasury Regulations Sections 1.1502-4, 1.1502-15,
1.1502-20, 1.1502-21, 1.1502-22, 1.1502-91, 1.1502-92, 1.1502-93 or 1.1502-94.

      (c)   "Panavision Group's Federal Tax" for a Taxable Period shall mean the federal income tax liability or, if applicable, the federal alternative minimum tax liability for such Taxable Period that the Panavision Group would have incurred if it had not been included in the consolidated federal income tax return filed for the Parent Group with respect to such Taxable Period, but had instead filed its own consolidated return for such Taxable Period; provided that in computing such tax liability for any Taxable Period, the Panavision Group shall not take into account any amounts paid or payable by Panavision to Parent under Paragraphs 2 or 5 hereof with respect to federal taxes or by Parent to
Panavision under Paragraphs 2, 5 or 7 hereof with respect to federal taxes. In computing such tax liability, the Panavision Group shall be entitled to take into account deductions and credits attributable to the carryover or carryback of any losses or credits of Panavision or any Subsidiary of Panavision, but only after taking into account any limitations on the use of such losses and credits imposed pursuant to Sections 55, 172, 382, 383, 384, 904 or 1212 of the Code or
by Treasury Regulations Sections 1.1502-4, 1.1502-15, 1.1502-20, 1.1502-21,
1.1502-22, 1.1502-91, 1.1502-92, 1.1502-93 or 1.1502-94. If the computation of the Panavision Group's Federal Tax does not result in a positive number, the
Panavision Group's Federal Tax shall be deemed to be zero.

      (d)   "Panavision Group's State and Local Taxable Income" shall mean the state and local taxable income, computed in a manner consistent with the computation of the Panavision Group's Federal Taxable Income, as defined above, that Panavision

                                        2

and/or any of its Subsidiaries would have reported with respect to each state or local taxing jurisdiction for any Taxable Period for which Panavision and/or any
Subsidiary of Panavision participates, with Parent or any Subsidiary of Parent
(other than Panavision or any Subsidiary of Panavision), in the filing of a combined state or local income tax return with such jurisdiction if Panavision and/or any Subsidiary of Panavision had filed with each such jurisdiction a separate return (in a case where only one member of the Panavision Group joins in the filing of such combined return) or a combined return including only those members of the Panavision Group actually joining in such combined return (in a case where more than one member of the Panavision Group joins in the filing of such combined return).

      (e)   "Panavision Group's State and Local Tax" shall mean (i) the aggregate state and local income tax, computed in a manner consistent with the computation of the Panavision Group's Federal Tax, as defined above, that
Panavision and/or any of its Subsidiaries would have incurred with respect to each relevant state and local taxing jurisdiction for any Taxable Period for which Panavision and/or any Subsidiary of Panavision participates with Parent or any Subsidiary of Parent (other than Panavision or any Subsidiary of Panavision)
in the filing of a combined state or local income tax return with such jurisdiction if Panavision and/or any Subsidiary of Panavision had filed with such jurisdiction a separate return (in a case where only one member of the
Panavision Group joins in the filing of such combined return) or a combined return including only those members of the Panavision Group actually joining in such combined return (in a case where more than one member of the Panavision
Group joins in the filing of such combined return), and (ii) without duplication, any state or local tax (whether or not based on income) of the
Panavision Group that Panavision and/or any of its Subsidiaries would have incurred with respect to each relevant state and local taxing jurisdiction for any Taxable Period for which Panavision and/or any Subsidiary of Panavision participates with Parent or any Subsidiary of Parent (other than Panavision or any Subsidiary of Panavision) in the filing of a combined state or local tax return with such jurisdiction if Panavision and/or any Subsidiary of Panavision
had filed with such jurisdiction a separate return (in a case where only one member of the Panavision Group joins in the filing of such combined return) or a combined return including only those members of the Panavision Group actually joining in such combined return (in a case where more than one member of the
Panavision Group joins in the filing of such combined return).

      (f)   "Panavision Group's Foreign Taxable Income" shall mean the foreign taxable income, computed in a manner consistent with the computation of the
Panavision Group's Federal Taxable Income, as defined above, that any of
Panavision's foreign Subsidiaries would have reported with respect to each foreign taxing jurisdiction for any Taxable Period for which any foreign
Subsidiary of Panavision participates, with any foreign Subsidiary of Parent
(other than Panavision or any Subsidiary of Panavision), in the filing of a combined foreign income tax return with such jurisdiction if any such foreign
Subsidiary of Panavision had filed with each such jurisdiction a separate return
(in a case where only one foreign member of the Panavision Group joins in the filing of such combined return) or a combined return including only those foreign members of the

                                        3

Panavision Group actually joining in such combined return (in a case where more than one foreign member of the Panavision Group joins in the filing of such combined return). Notwithstanding the foregoing, if and to the extent any foreign Subsidiary of Panavision is compensated for the use of its tax attributes by any Subsidiary of Parent that is not a member of the Panavision
Group, thereafter, such tax attributes shall not be taken into account for purposes of calculating the Panavision Group's Foreign Taxable Income.

      (g)   "Panavision Group's Foreign Tax" shall mean (i) the aggregate foreign income tax, computed in a manner consistent with the computation of the
Panavision Group's Federal Tax, as defined above, that any of Panavision's foreign Subsidiaries would have incurred with respect to each relevant foreign taxing jurisdiction for any Taxable Period for which any foreign Subsidiary of
Panavision participates with any foreign Subsidiary of Parent (other than
Panavision or any Subsidiary of Panavision) in the filing of a combined foreign income tax return with such jurisdiction if any such foreign Subsidiary of
Panavision had filed with such jurisdiction a separate return (in a case where only one foreign member of the Panavision Group joins in the filing of such combined return) or a combined return including only those foreign members of the Panavision Group actually joining in such combined return (in a case where more than one foreign member of the Panavision Group joins in the filing of such combined return), and (ii) without duplication, any foreign tax (whether or not based on income) of the Panavision Group that any of Panavision's foreign
Subsidiaries would have incurred with respect to each relevant foreign taxing jurisdiction for any Taxable Period for which any foreign Subsidiary of
Panavision participates with any foreign Subsidiary of Parent (other than
Panavision or any Subsidiary of Panavision) in the filing of a combined foreign tax return with such jurisdiction if any such foreign Subsidiary of Panavision had filed with such jurisdiction a separate return (in a case where only one foreign member of the Panavision Group joins in the filing of such combined return) or a combined return including only those foreign members of the
Panavision Group actually joining in such combined return (in a case where more than one foreign member of the Panavision Group joins in the filing of such combined return). Notwithstanding the foregoing, if and to the extent any foreign Subsidiary of Panavision is compensated for the use of its tax attributes by any Subsidiary of Parent that is not a member of the Panavision
Group, thereafter, such tax attributes shall not be taken into account for purposes of calculating the Panavision Group's Foreign Tax.

      (h)   "Estimated Tax Payments" shall mean, for any Taxable Period, the aggregate payments by Panavision to Parent for such Taxable Period provided in
Paragraph 3.

      (i)   "Final Determination" shall mean a closing agreement with the
Internal Revenue Service or the relevant state, local or foreign taxing authorities, an agreement contained on Internal Revenue Service Form 870-AD or other comparable form, an agreement that constitutes a determination under
Section 1313(a)(4) of the Code, a claim for refund which has been allowed, a deficiency notice with respect to which the period for filing a petition with the Tax Court or the relevant state, local or foreign tribunal has expired or a decision of any court of competent jurisdiction that is not subject to appeal or

                                        4

as to which the time for appeal has expired.

      (j)   "Subsidiary" as to any entity (the parent corporation) shall mean a corporation that would be an includible corporation that is a member of an affiliated group of corporations of which the parent corporation would be the common parent, all within the meaning attributable to such terms in Section 1504 of the Code and Treasury Regulations thereunder but, in the case of any foreign corporation, for purposes of any foreign tax, without regard to Section
1504(b)(3).

      2.    Payments between Panavision and Parent.

      (a)   Panavision shall pay to Parent, for each Taxable Period, an amount equal to the excess, if any, of the Panavision Group's Federal Tax for such
Taxable Period over the aggregate amount of the Estimated Tax Payments actually made by Panavision to Parent with respect to federal income taxes for such
Taxable Period. If the aggregate amount of the Estimated Tax Payments actually made to Parent with respect to federal income taxes for such Taxable Period exceeds the Panavision Group's Federal Tax for such Taxable Period, Parent shall pay to Panavision an amount equal to such excess.

      (b)   For each Taxable Period with respect to which Panavision or any
Subsidiary of Panavision participates in the filing of any combined state or local income tax return with Parent or any Subsidiary of Parent (other than
Panavision or any Subsidiary of Panavision), Panavision shall pay to Parent an amount equal to the excess, if any, of the Panavision Group's State and Local
Tax for such Taxable Period over the aggregate amount of the Estimated Tax
Payments actually made by Panavision to Parent with respect to such state or local income tax for such Taxable Period. If the aggregate amount of the
Estimated Tax Payments actually made to Parent with respect to such state and local income tax for such Taxable Period exceeds the Panavision Group's State and Local Tax for such Taxable Period, Parent shall pay to Panavision an amount equal to such excess.

      (c)   For each Taxable Period with respect to which any foreign Subsidiary of Panavision participates in the filing of any foreign income tax return with a foreign Subsidiary of Parent (other than Panavision or any Subsidiary of
Panavision), the relevant foreign Subsidiary of Panavision shall pay to Parent
(or any foreign Subsidiary of Parent) an amount equal to the excess, if any, of the Panavision Group's Foreign Tax for such Taxable Period over the aggregate amount of the Estimated Tax Payments actually made by such foreign Subsidiary of
Panavision with respect to such foreign income tax for such Taxable Period. If the aggregate amount of the Estimated Tax Payments actually made to Parent (or any foreign Subsidiary of Parent) with respect to such foreign income tax for such Taxable Period exceeds the Panavision Group's Foreign Tax for such Taxable
Period, Parent (or any foreign Subsidiary of Parent) shall pay to the relevant foreign Subsidiary of Panavision an amount equal to such excess.

      3.    Estimated Tax Payments.

                                        5

      (a)   Panavision shall pay to Parent, for each Taxable Period, no later than the tenth day of each of the fourth, sixth, ninth and twelfth months of such Taxable Period, the amount of estimated federal income taxes that the
Panavision Group would have been requited to pay on or before the fifteenth day of each such month if Panavision were filing a consolidated federal income tax return for such Taxable Period for an affiliated group of corporations of which
Panavision was the common parent and that consisted only of the members of the
Panavision Group. Such estimated federal income tax liability shall be determined consistent with the calculation of the Panavision Group's Federal Tax and shall reflect the estimated taxable income of the Panavision Group projected for three, six, nine and twelve months, respectively.

      (b)   For every Taxable Period with respect to which Panavision and/or any
Subsidiary of Panavision participates in the filing of a combined state or local income tax return or other tax return with Parent or any Subsidiary of Parent
(other than Panavision or any Subsidiary of Parent), Panavision shall pay to
Parent, no later than the fifth day prior to the date an estimated state or local payment is due, the amount of estimated taxes that Panavision and/or any such Subsidiary of Panavision would have been required to pay if Panavision and/or any such Subsidiary of Panavision had filed for such period a separate return (in a case where only one member of the Panavision Group joins in the filing of such combined return) or a combined return including only those members of the Panavision Group actually joining in such combined return (in a case where more than one member of the Panavision Group joins in the filing of such combined return). Such estimated state or local income tax or other tax liability shall be determined consistent with the calculation of the Panavision
Group's State and Local Tax.

      (c)   For every Taxable Period with respect to which any foreign
Subsidiary of Panavision participates in the filing of any foreign income tax return with a foreign Subsidiary of Parent (other than Panavision or any
Subsidiary of Parent), the relevant foreign Subsidiary of Panavision shall pay to Parent (or any foreign Subsidiary of Parent), no later than the fifth day prior to the date an estimated foreign payment is due, the amount of estimated taxes that such foreign Subsidiary of Panavision would have been required to pay if such foreign Subsidiary of Panavision had filed for such period a separate return or a combined return including only those foreign members of the
Panavision Group actually joining in such combined return (in a case where more than one member of the Panavision Group joins in the filing of such combined return). Such estimated foreign income tax shall be determined consistent with the calculation of the Panavision Group's Foreign Tax.

      4.    Time and Form of Payment.

      (a)   Payments between Panavision (or a foreign Subsidiary of Panavision, as applicable) and Parent pursuant to Paragraph 2 hereof shall be made no later than the fifth day prior to the due date of the Parent Group's consolidated federal income tax return or any relevant combined state, local or foreign income tax return for the period for which such a payment is due. If the due date for any such return is extended, any amounts due at the time of filing a request for extension of time to file shall be paid on an estimated

                                        6

basis. No later than five (5) days prior to the extended due date for such return for such Taxable Period, Panavision's (or any such foreign Subsidiary's)
payment shall be recalculated, and any difference between (i) the tax liability of the Panavision Group to be reflected on such return and (ii) all prior
Estimated Tax Payments with respect to such Taxable Period shall be paid by such fifth day to the party entitled thereto, with interest from the original due date at the relevant statutory rate.

      (b)   Each Subsidiary of Panavision agrees to pay to Panavision its share of each of the items of the Panavision Group's Federal Tax and the Panavision
Group's State and Local Tax and of Estimated Tax Payments, each such share to be determined in accordance with the principles of Paragraphs 1(c), 1(e), 3(a) and
3(b) hereof, no later than one (1) business day prior to the date upon which the relevant payment by Panavision is required to be made under the terms hereof,
Panavision agrees to pay to each Subsidiary of Panavision its share of any payment received by Panavision from Parent pursuant to this Agreement, each such share to be determined in accordance with the principles of Paragraphs 1(c),
1(e), 3(a) and 3(b) hereof, as promptly as practicable following the receipt of any such payment and the determination of such share.

      5.    Adjustments.

      (a)   In the event of any redetermination of the consolidated federal income tax liability of the Parent Group for any Taxable Period (or of the
combined state, local or foreign income tax liability for any Taxable Period for which a combined return is filed) as the result of an audit by the Internal
Revenue Service (or the relevant state, local or foreign taxing authorities), a claim for refund or otherwise, the Panavision Group's Federal Tax (or the
Panavision Group's State and Local Tax or the Panavision Group's Foreign Tax)
shall be recomputed for such Taxable Period and any prior and subsequent Taxable
Periods to take into account such redetermination, and payments due pursuant to
Paragraph 2 hereof shall be appropriately adjusted. Any payment for any Taxable
Period by Panavision (or a foreign Subsidiary of Panavision, as applicable) to
Parent or Parent to Panavision (or a foreign Subsidiary of Panavision, as applicable) required by such adjustment shall be paid within ten (10) days after the date of a Final Determination with respect to such redetermination or as soon as such adjustment practicably can be calculated, if later, together with interest for the period at the rate provided for in the relevant statute.

      (b)   In the event that the calculation of the Panavision Group's Federal
Taxable Income (or the Panavision Group's State and Local Taxable Income or the
Panavision Group's Foreign Taxable Income) for any Taxable Period results in a loss, such loss may be carried back and deducted in calculating the Panavision
Group's Federal Tax (or the Panavision Group's State and Local Tax or the
Panavision Group's Foreign Tax) for prior Taxable Periods in the same manner as it would have been carried back and deducted had it constituted a net operating loss deduction under Section 172 of the Code or a net capital loss deduction under Section 1212 of the Code (or in the case of state, local and foreign tax, under applicable state, local or foreign provisions), as such provisions would have been applied to a consolidated (or combined) return filed with

                                        7

respect to the Panavision Group (or one or more members thereof), but after taking into account any limitation on the use of such loss imposed pursuant to
Sections 382, 383, 384 or 904 of the Code or Treasury Regulations Sections
1.1502-15, 1.1502-20, 1.1502-21, 1.1502-22, 1.1502-91, 1.1502-92, 1.1502-93 or
1.1502-94 (or with respect to state, local and foreign tax, applicable state, local or foreign provisions). In such case, the Panavision Group's Federal Tax
(or the Panavision Group's State and Local Tax or the Panavision Group's Foreign
Tax) shall be recomputed for the Taxable Period or Periods to which such loss is carried and for any subsequent Taxable Periods to take into account the deduction of such loss (hereinafter "Panavision Tax Refund"). Parent shall pay to Panavision (or any foreign Subsidiary of Panavision, as applicable) an amount equal to the amount of the Panavision Tax Refund. In the case of any carryback of a loss pursuant to this paragraph 5(b), any payment between Parent and
Panavision (or any foreign Subsidiary of Panavision, as applicable) required by such adjustment shall be paid within ten (10) days after the date of filing the consolidated federal income tax return of the Parent Group (or the relevant combined state, local or foreign income tax return) for the year in which such loss arises. Excess credits for any Taxable Period shall be carried back and otherwise treated in a manner consistent with the provisions of this Paragraph
5.

      6.    Interest on Unpaid Amounts.

      In the event that any party fails to pay any amount owed pursuant to this
Agreement within ten (10) days after the date when due, interest shall accrue on any unpaid amount at the "designated rate" from the due date until such amounts are fully paid. For purposes of this Agreement, the "designated rate" shall mean ten percent (10%).

      7.    Indemnification

      Parent shall indemnify Panavision and each Subsidiary of Panavision on an after-tax basis (taking into account, when realized, any tax detriment or tax benefit to Panavision or any Subsidiary of Panavision of (x) a payment hereunder or (y) the liability to the Internal Revenue Service or state, local or foreign taxing authority giving rise to such a payment), with respect to and in the amount of:

            (a)   any liability to the Internal Revenue Service for federal
income tax incurred by Panavision or any Subsidiary of Panavision for any
Taxable Period with respect to which Panavision is included in a consolidated federal income tax return filed on behalf of the Parent Group;

            (b)   any liability for state, local or foreign income tax to a
state, local or foreign taxing authority incurred by Panavision or any
Subsidiary of Panavision with respect to any jurisdiction for any Taxable Period with respect to which Panavision or any Subsidiary of Panavision participates in the filing of a combined return with Parent or any Subsidiary of Parent (other than Panavision or any Subsidiary of Panavision);

            (c)   any liability for federal, state, local or foreign income tax to the Internal Revenue Service or a state, local or foreign taxing authority, as the case may be,

                                        8

incurred by Panavision or any Subsidiary of Panavision, to the extent attributable to any member of the Parent Group (other than Panavision or any
Subsidiary of Panavision) and for which Panavision or any Subsidiary of
Panavision is liable as a result of being included in a consolidated federal income tax return of the Parent Group or as a result of participating in the filing of a combined state, local or foreign income tax return with Parent or any Subsidiary of Parent (other than Panavision or any Subsidiary of
Panavision); and

            (d)   interest, penalties and additions to tax, and costs and
expenses in connection with any liabilities described in Paragraphs 7(a), (b)
and (c) above.

Parent shall pay to Panavision amounts due under Paragraphs 7(a), (b) and (c)
and Paragraph 7(d) (to the extent such amounts are related to amounts under
Paragraphs 7(a), (b) and (c)) no later than ten (10) days after the date of a
Final Determination with respect thereto.

      8.    Filing of Returns, Payment of Tax Payment of Tax.

      (a)   Each of Panavision and each Subsidiary of Panavision hereby appoints
Parent as its agent, so long as Panavision or such Subsidiary is a member of the
Parent Group, for the purpose of filing consolidated federal income tax returns and for making any election or application or taking any action in connection therewith on behalf of Panavision or such Subsidiary consistent with the terms of this Agreement. Each of Panavision and each Subsidiary of Panavision hereby appoints Parent as its agent, so long as Panavision or such Subsidiary is a member of the Parent Group, for the purpose of filing any combined state, local or foreign income tax returns that Parent may elect to file and for making any election or application or taking any action in connection therewith on behalf of Panavision or such Subsidiary consistent with the terms of this Agreement.
Each of Panavision and each Subsidiary of Panavision hereby consents to the filing of such returns, and to the making of such elections and applications.
Parent agrees that to the extent the filing of any combined state, local or foreign return by Parent or any Subsidiary of Parent with Panavision, or any
Subsidiary of Panavision for any period will reduce the state, local or foreign tax liability of Panavision or any Subsidiary of Panavision, without causing an increase in the state, local or foreign tax liability of Parent or any
Subsidiary of Parent (other than Panavision or any Subsidiary of Panavision) in such period, Parent will file or cause to be filed for such taxable period a combined state, local or foreign income tax return with Panavision and/or its
Subsidiaries; provided, however, that such filing is permitted by applicable state, local or foreign law. Except as provided in this Paragraph 8, nothing herein shall be construed as requiring Parent or any Subsidiary of Parent to file combined state, local or foreign income tax returns on behalf of any members of the Parent Group for any taxable period.

      (b)   The Panavision Group shall cooperate with Parent in the filing, to the extent permitted by law, of a consolidated federal income tax return and such combined state, local or foreign income tax returns for members of the
Parent Group as Parent elects to file or cause to be filed, by maintaining such books and records and providing

                                        9

such information as may be necessary or useful in the filing of such returns and executing any documents and taking any actions which Parent may reasonably request in connection therewith. Parent and the Panavision Group shall provide one another with such information concerning such returns and the application of payments made under this Agreement as Parent or the Panavision Group may reasonably request of one another.

      (c)   For each Taxable Period, Parent shall timely pay or discharge, or cause to be timely paid or discharged, the consolidated federal income tax liability of the Parent Group for such Taxable Period and the combined state, local or foreign income tax liability shown on any combined return that Parent or any Subsidiary of Parent elects or is required to file that includes
Panavision or any Subsidiary of Panavision.

      9.    Resolution of Disputes.

      Any dispute concerning the calculation or basis of determination of any payment provided for hereunder shall be resolved by the independent certified public accountants for Parent, whose judgment shall be conclusive and binding upon the parties, in the absence of manifest error.

      10.   Adjudications.

      In any audit, conference, or other proceeding with the Internal Revenue
Service or the relevant state, local or foreign authorities, or in any judicial proceedings concerning the determination of the federal income tax liabilities of the Parent Group, Panavision or any Subsidiary of Panavision or the state, local or foreign income tax liability of any combined group including Panavision or any Subsidiary of Panavision, the parties shall be represented by persons selected by Parent. Parent shall undertake any settlement or other action that it is permitted to take pursuant to this Paragraph 10 affecting the income tax liability of any member of the Panavision Group or any amount payable by
Panavision to or receivable by Panavision from Parent with the same diligence and care as if such action pertained to an income tax liability of Parent and as if any amount that might be so payable or receivable by Panavision were payable or receivable by Parent. Each of Panavision and each Subsidiary of Panavision hereby appoints Parent as its agent for the purpose of proposing and concluding any such settlement.

      11.   Binding Effect; Successors and Assigns.

      This Agreement shall be binding upon Parent, Panavision, each Subsidiary of Panavision that is a signatory hereto and each Subsidiary of Panavision that becomes a party hereto pursuant to Paragraph 19 hereof. This Agreement shall inure to the benefit of, and be binding upon, any successors or assigns of the parties hereto (including, without limitation, any Subsidiary of Panavision that becomes a party hereto pursuant to Paragraph 19). Parent, Panavision and each other party hereto may assign its right to receive payments under this Agreement but may not assign or delegate its obligations hereunder.

                                       10

      12.   Interpretation.

      This Agreement is intended to calculate and allocate certain federal, state, local and foreign income tax liabilities of Parent and the Panavision
Group, and any situation or circumstance concerning such calculation and allocation that is not specifically contemplated hereby or provided for herein shall be dealt with in a manner consistent with the underlying principles of calculation and allocation in this Agreement.

      13.   Legal and Accounting Fees.

      Any fees or expenses for legal, accounting or other professional services rendered in connection with (a) the preparation of a consolidated federal or combined state, local or foreign income tax return for the Parent Group or members of the Parent Group (to the extent that such services reasonably pertain to the tax liability of members of the Panavision Group rather than any other members of the Parent Group), (b) the application of the provisions of this
Agreement or (c) the conduct of any audit, conference or proceeding of the
Internal Revenue Service or relevant state, local or foreign authorities or judicial proceedings relevant to any determination required to be made hereunder shall be allocated between Parent and the Panavision Group in a manner resulting in the Panavision Group bearing a reasonable approximation of the actual amount of such fees or expenses hereunder reasonably related to, and for the benefit of, the Panavision Group rather than to or for other members of the Parent
Group. The fees and expenses allocated to the Panavision Group under the preceding sentence shall be equitably allocated among Panavision and its domestic Subsidiaries on the one hand and Panavision's foreign Subsidiaries on the other hand.

      14.   Effect of the Agreement.

      This Agreement shall determine the liability of Parent and the members of the Panavision Group to each other as to the matters provided for herein, whether or not such determination is effective for purposes of the Code or of state, local or foreign revenue laws, or for financial reporting purposes or for any other purposes.

      15.   Entire Agreement.

      This Agreement embodies the entire understanding among the parties relating to its subject matter and supersedes and terminates any prior agreements and understandings among the parties with respect to such subject matter. Any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon. No promises, covenants or representations of any kind, other than those expressly stated herein, have been made to induce either party to enter into this Agreement. This Agreement, including this provision against oral modification, shall not be modified or terminated except by a writing duly signed by each of the each of the parties hereto, and no waiver of any provisions of this Agreement shall be effective unless in a writing duly signed by the party sought to be bound.

                                       11

      16.   Code References.

      Any references to the Code or Treasury Regulations shall be deemed to refer to the relevant provisions of any successor statute or regulation and shall refer to such provisions as in effect from time to time.

      17.   Notices.

      Any payment, notice or communication required or permitted to be given under this Agreement shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

      If to Parent, to it at:

      Mafco Holdings Inc.
      35 East 62nd Street
      New York, New York 10021
      Attention: Executive Vice President and General Counsel

      If to Panavision, to it at:

      Panavision Inc.
      6219 De Soto Avenue
      Woodland Hills, California 91365
      Attention: Executive Vice President and Chief Financial Officer

or to such other address as a party shall furnish in writing to the other parties. All such notices and communications shall be effective when received.

      18.   Counterparts.

      This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      19.   New Members.

      Each of the parties to this Agreement recognizes that from time to time
Panavision may acquire one or more Subsidiaries. Each of the parties to this
Agreement agrees that, without the express written consent of the other parties, each Subsidiary of Panavision shall become a party to this Agreement for all purposes of this Agreement with respect to Taxable Periods ending after such
Subsidiary became a Subsidiary of Panavision, and that this Agreement may be modified appropriately by Parent and Panavision to reflect the addition of such
Subsidiary as a party to this Agreement.

      20.   Termination.

                                       12

      This Agreement shall terminate at such time as all obligations and liabilities of the parties hereto have been satisfied. Except as otherwise provided herein, none of the parties hereto shall have any obligations or liabilities under this Agreement with respect to any taxable period during which
Panavision is not a member of the Parent Group; provided, however that the indemnification obligations and liabilities of Parent under Paragraph 7 shall continue and shall not terminate. The obligations and liabilities of the parties arising under this Agreement with respect to any Taxable Period during which
Panavision is a member of the Parent Group and the indemnification obligations and liabilities of Parent arising under Paragraph 7 shall continue in full force and effect until all such obligations have been met and such liabilities have been paid in full, whether by expiration of time, operation of law, or otherwise. The obligations and liabilities of each party are made for the benefit of, and shall be enforceable by, the other parties and their successors and permitted assigns.

                                       13

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its respective duly authorized officer as of the date first set forth above.

                                     MACANDREWS AND FORBES HOLDINGS
                                     INC., a Delaware corporation

                                     By /s/ Todd J. Slotkin
                                        ---------------------------------
                                     Name:  Todd J. Slotkin
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     PANAVISION INC., a Delaware corporation

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     PANAVISION U.K. HOLDINGS, INC, a
                                     Delaware corporation

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     LPPI, LLC, a California limited
                                     liability company

                                     By Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     PANAVISION REMOTE SYSTEMS LLC, a
                                     California limited liability company

                                     By /s/ Christopher M.R. Phillips
                                        ---------------------------------
                                     Name:  Christopher M.R. Phillips
                                     Title: Secretary

                                     PANAVISION GP INC., a Delaware corporation

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                       14

                                     PANAVISION INTERNATIONAL, L.P., a
                                     Delaware limited partnership
                                     By Panavision GP Inc., its general partner

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     PANY RENTAL INC., a New York corporation

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     PANAVISION FEDERAL SYSTEMS, LLC, a
                                     Delaware limited liability company

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     TFN LIGHTING CORP., a Delaware corporation

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                     PANAVISION EUROPE LIMITED (United
                                     Kingdom)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     LEE LIGHTING LIMITED (United Kingdom)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                       15

                                     SAMUELSON GROUP LIMITED (United
                                     Kingdom)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     LEE FILTERS LIMITED (United Kingdom)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     CAMERA BELLOWS LIMITED (United Kingdom)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     PANAVISION U.K. L.P. (United Kingdom)
                                     By its General Parnter, Panavision Inc.

                                     By /s/ Damien M. Sullivan
                                        ---------------------------------
                                     Name:  Damien M. Sullivan
                                     Title: Authorized Signatory

                                     CAMERA RENTALS IRELAND LIMITED
                                     (Ireland)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     PANAVISION LUXEMBOURG SARL (Luxembourg)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     PANAVISION (1998) LIMITED (New Zealand)

                                     By /s/ Peter Parnham
                                        ---------------------------------
                                     Name:  Peter Parnham
                                     Title: Authorized Signatory

                                       16

                                     PANAVISION NZ LIMITED (New Zealand)

                                     By /s/ Peter Parnham
                                        ---------------------------------
                                     Name:  Peter Parnham
                                     Title: Authorized Signatory

                                     FILM FACILITIES LTD. (New Zealand)

                                     By /s/ Peter Parnham
                                        ---------------------------------
                                     Name:  Peter Parnham
                                     Title: Authorized Signatory

                                     PANAVISION LIGHTING NZ LIMITED (New
                                     Zealand)

                                     By /s/ Peter Parnham
                                        ---------------------------------
                                     Name:  Peter Parnham
                                     Title: Authorized Signatory

                                     PANAVISION AUSTRALIA PTY. LIMITED
                                     (Australia)

                                     By /s/ Martin Cayzer
                                        ---------------------------------
                                     Name:  Martin Cayzer
                                     Title: Authorized Signatory

                                     PANAVISION ASIA PACIFIC PTY. LIMITED
                                     (Australia)

                                     By /s/ Martin Cayzer
                                        ---------------------------------
                                     Name:  Martin Cayzer
                                     Title: Authorized Signatory

                                     JOHM BARRY GROUP PTY. LIMITED
                                     (Australia)

                                     By /s/ Martin Cayzer
                                        ---------------------------------
                                     Name:  Martin Cayzer
                                     Title: Authorized Signatory

                                     PANAVISION LIGHTING ASIA PACIFIC PTY.
                                     LIMITED (Australia)

                                     By /s/ Martin Cayzer
                                        ---------------------------------
                                     Name:  Martin Cayzer
                                     Title: Authorized Signatory

                                       17

                                     PANAVISION ASIA PTE. LIMITED (Singapore)

                                     By /s/ Ross Landsbaum
                                        ---------------------------------
                                     Name:  Ross Landsbaum
                                     Title: Authorized Signatory

                                     PANAVISION ALGA TECHNO E.U.R.L. (France)

                                     By /s/ Alain Coffier
                                        ---------------------------------
                                     Name:  Alain Coffier
                                     Title: Authorized Signatory

                                     PANAVISION MARSEILLE S.A.R.L. (France)

                                     By /s/ Alain Coffier
                                        ---------------------------------
                                     Name:  Alain Coffier
                                     Title: Authorized Signatory

                                     CINECAM S.A.R.L. (France)

                                     By /s/ Alain Coffier
                                        ---------------------------------
                                     Name:  Alain Coffier
                                     Title: Authorized Signatory

                                     TECHNOVISION FRANCE S.A.S. (France)

                                     By /s/ Alain Coffier
                                        ---------------------------------
                                     Name:  Alain Coffier
                                     Title: Authorized Signatory

                                     PANAVISION CANADA HOLDINGS INC.
                                     (Canada)

                                     By /s/ Paul Mason
                                        ---------------------------------
                                     Name:  Paul Mason
                                     Title: Authorized Signatory

                                     PANAVISION (CANADA) CORPORATION
                                     (Canada)

                                     By /s/ Paul Mason
                                        ---------------------------------
                                     Name:  Paul Mason
                                     Title: Authorized Signatory

                                     PANAVISION POLSKA Z.O.O. (Poland)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                       18

                                     JOE DUNTON CAMERAS LIMITED (United
                                     Kingdom)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                     LEE LIGHTING (Isle of Man) LIMITED (Isle of
                                     Man)

                                     By /s/ Nigel Hurdle
                                        ---------------------------------
                                     Name:  Nigel Hurdle
                                     Title: Authorized Signatory

                                       19